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EXHIBIT 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Aethlon Medical, Inc. on Form 10-KSB for the fiscal year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, James A. Joyce, Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. Based on my knowledge, the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Aethlon Medical, Inc.

Date: July 15, 2008

By: /s/ James A. Joyce
    -----------------------
    James A. Joyce
    Chief Executive Officer and Chief Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Aethlon Medical, Inc. and will be retained by Aethlon Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.